                                                                 Exhibit (h)(15)



                                     FORM OF
                                AMENDED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT
              DATED NOVEMBER 30, 2000 AND AMENDED JANUARY 11, 2002
                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.
                        EFFECTIVE AS OF FEBRUARY 26, 2002


                                                                            State of            Taxpayer
Taxpayer/Fund Name                               Type of Organization       Organization        I.D. No.
------------------                               --------------------       ------------        --------
LEXINGTON MONEY MARKET TRUST                     Business Trust             Massachusetts       13-6766350

PILGRIM EQUITY TRUST                             Business Trust             Massachusetts       N/A
Pilgrim Principal Protection Fund                                                               86-1033467
Pilgrim Principal Protection Fund II                                                            86-1039030
ING MidCap Value Fund                                                                           86-1048451
ING SmallCap Value Fund                                                                         86-1048453
Pilgrim MidCap Opportunities Fund                                                               06-1522344
ING Principal Protection Fund III*                                                              86-1049217
Pilgrim Biotechnology Fund*                                                                     86-1039031

PILGRIM GROWTH OPPORTUNITIES FUND                Business Trust             Massachusetts       04-2886865

PILGRIM MAYFLOWER TRUST                          Business Trust             Massachusetts       N/A
Pilgrim Growth + Value Fund                                                                     06-1465531
Pilgrim International Value Fund                                                                06-1472910
Pilgrim Research Enhanced Index Fund                                                            06-1533751

PILGRIM NATURAL RESOURCES TRUST                  Business Trust             Massachusetts       22-2932678

PILGRIM PRIME RATE TRUST                         Business Trust             Massachusetts       95-6874587

PILGRIM SMALLCAP OPPORTUNITIES FUND              Business Trust             Massachusetts       04-2886856

------------------------

* This Amended Exhibit A will be effective with respect to each of these Funds upon the effective date of the initial Registration Statement with respect to each respective Fund.

                                                                            State of            Taxpayer
Taxpayer/Fund Name                               Type of Organization       Organization        I.D. No.
------------------                               --------------------       ------------        --------
PILGRIM VARIABLE PRODUCTS TRUST                  Business Trust             Massachusetts       N/A
Pilgrim VP Convertible Portfolio                                                                86-1028318
Pilgrim VP Emerging Countries Portfolio                                                         86-1028317
Pilgrim VP Financial Services Portfolio                                                         86-1028316
Pilgrim VP Growth & Income Portfolio                                                            86-1028315
Pilgrim VP Growth + Value Portfolio                                                             06-6396994
Pilgrim VP Growth Opportunities Portfolio                                                       06-6493759
Pilgrim VP High Yield Bond Portfolio                                                            06-6396995
Pilgrim VP International Portfolio                                                              86-1028314
Pilgrim VP International SmallCap Growth                                                        86-1028313
Portfolio
Pilgrim VP International Value Portfolio                                                        06-6453493
Pilgrim VP LargeCap Growth Portfolio                                                            86-1028309
Pilgrim VP MagnaCap Portfolio                                                                   06-6493762
Pilgrim VP MidCap Opportunities Portfolio                                                       06-6493760
Pilgrim VP Research Enhanced Index Portfolio                                                    06-6397003
Pilgrim VP SmallCap Opportunities Portfolio                                                     06-6397002
Pilgrim VP Worldwide Growth Portfolio                                                           86-1028307

PILGRIM FUNDS TRUST                              Business Trust             Delaware
Pilgrim European Equity Fund                                                                    23-2978987
Pilgrim Global Communications Fund                                                              23-3029875
Pilgrim Global Information Technology Fund                                                      23-2978990
Pilgrim Intermediate Bond Fund                                                                  52-2125227
Pilgrim Internet Fund                                                                           25-1839220
ING Pilgrim Money Market Fund                                                                   23-2978935
Pilgrim National Tax-Exempt Bond Fund                                                           23-2978941
Pilgrim Tax Efficient Equity Fund                                                               23-2978988

                                                                            State of            Taxpayer
Taxpayer/Fund Name                               Type of Organization       Organization        I.D. No.
------------------                               --------------------       ------------        --------
Pilgrim High Yield Bond Fund                                                                    23-2978938
Pilgrim Global Real Estate Fund                                                                 86-1028620

PILGRIM MUTUAL FUNDS                             Business Trust             Delaware            N/A
Pilgrim Balanced Fund                                                                           33-0552418
Pilgrim Convertible Fund                                                                        33-0552461
Pilgrim Emerging Countries Fund                                                                 33-0635177
Pilgrim High Yield Fund II                                                                      33-0715888
Pilgrim International Core Growth Fund                                                          33-0733548
Pilgrim International SmallCap Growth Fund                                                      33-0591838
Pilgrim LargeCap Growth Fund                                                                    33-0733557
Pilgrim MidCap Growth Fund                                                                      33-0552429
Pilgrim Money Market Fund                                                                       86-0955273
Pilgrim SmallCap Growth Fund                                                                    33-6135828
Pilgrim Strategic Income Fund                                                                   33-6170208
Pilgrim Worldwide Growth Fund                                                                   33-0552475

PILGRIM SENIOR INCOME FUND                       Business Trust             Delaware            86-1011668

PILGRIM ADVISORY FUNDS, INC.                     Corporation                Maryland
Pilgrim Asia-Pacific Equity Fund                                                                95-4532342

PILGRIM FINANCIAL SERVICES FUND, INC.            Corporation                Maryland            95-4020286

PILGRIM EMERGING MARKETS FUND, INC.              Corporation                Maryland            06-1287459

PILGRIM GNMA INCOME FUND, INC.                   Corporation                Maryland            22-2013958

PILGRIM PRECIOUS METALS FUND, INC.               Corporation                Maryland            13-2855309

PILGRIM GROWTH AND INCOME FUND, INC.             Corporation                Maryland            22-1644924

PILGRIM INVESTMENT FUNDS, INC.                   Corporation                Maryland
Pilgrim High Yield Fund                                                                         13-6066974
Pilgrim MagnaCap Fund                                                                           22-1891924

PILGRIM INTERNATIONAL FUND, INC.                 Corporation                Maryland            22-3278095

PILGRIM RUSSIA FUND, INC.                        Corporation                Maryland            22-3430284

                                                                            State of            Taxpayer
Taxpayer/Fund Name                               Type of Organization       Organization        I.D. No.
------------------                               --------------------       ------------        --------
